STAAR SURGICAL

(NASDAQ: STAA)

Cataract IOLs



Investor Breakfast
ASCRS
March 26, 2011

Refractive ICLs



FORWARD-LOOKING STATEMENTS

All statements in this presentation that are not statements of historical fact are forward-looking statements, including any projections of earnings, revenue, profit margin, cash or other financial items, any statements of the plans, strategies, and objectives of management for future operations, any statements regarding expectations for success of the ICL or other products in U.S. or international markets, any statements concerning proposed new products and government approval of new products, services or developments, any statements regarding future economic conditions or performance, the size of market opportunities statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements.

The risks and uncertainties include our limited capital resources and limited access to financing, the broad discretion of the FDA and regulators in the European Community in approving any medical device and the inherent uncertainty that new devices will be approved, the likelihood of administrative delays, the need in certain future FDA submissions to satisfy additional and potentially costly requirements such as third party audits, the negative effect of the global recession on sales of products, especially products such as the ICL used in non-reimbursed elective procedures, the challenge of managing our foreign subsidiaries, the disruptive effect of earthquake and tsunami on business in Japan, including the risk of radiation releases on our manufacturing there, the risk that sales of our newly introduced products may not restore profitability to our U.S. IOL product line, the risk that research and development efforts for planned products will not be successful, the willingness of surgeons and patients to adopt a new product and procedure, and the potential effect of recent negative publicity about LASIK on the demand for refractive surgery in general in the U.S., and the other factors discussed under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the SEC on March 2, 2011. STAAR assumes no obligation to update its forward-looking statements to reflect future events or actual outcomes and does not intend to do so.

AGENDA

- Introductions
- Visian ICL Enhancement Progress
  - FDA Update on Toric ICL
  - V4b and V4c
- Update on Japan Business Impacts
- 2011 Key Metrics
- Question and Answers

STAAR SURGICAL

Visian ICL Product Pipeline

Product	R	D	CE	Japan	U.S.
Toric ICL	√	√	√	2011	2011
Expanded Range (V4b) Lower myopes and toric hyperopic	√	√	√	NP	NP
V4c Eliminates need for PI	√	o	2011	NP	NP
V5 Preloaded, enhanced safety design	o	o	2012	2012*	2013*

*Not expected to be expanded range approval.

STAAR SURGICAL

Toric ICL Under Review by FDA

- U.S. FDA under current review
  - Very interactive review stage
  - Major Response to FDA on December 23rd
  - The very active interaction has continued during this first quarter.
  - We had three calls with the FDA this past week
- Current discussions have centered on the old data base versus the audited data base
- Still can approve, send to panel or not approve

STAAR SURGICAL

V4b ICL CE Mark Approval

Launched During Q4 2010

- Expands treatment range on both Visian ICL (myopia) and HICL (hyperopia)
  - Broadest treatment range of any refractive procedure
  - Can treat virtually any refractive error
  - Can be used as LASIK enhancement
- New Visian Hyperopic Toric ICL
- In Europe refractive surgeons do not need an excimer laser

V4b Rollout Progress

- 19 of 25 approved markets have started to implement product
  - 74% of ICL sales in those 25 markets
  - 9 markets are 90% or greater
- Through 11 weeks of Q1
  - Increase of 6% in units where implemented due to the extended range of product
    - 8% increase on the Toric ICL side

V4c ICL Design

- 360 micron hole in center of ICL
- Enhances flow within the eye
- Believe it eliminates the need for iridotomy/iridectomy
- Makes procedure much more convenient for the patient and surgeon (LASIK-like)



STAAR SURGICAL

Status of the V4c Product

- Product has been Verified and Validated
- Product has been clinically tested
- Submitted to our notified body for CE Mark
  - 3 series of questions answered
- Anticipate CE Mark recommended approval in next two weeks.
- CE Mark should be given within four weeks from recommendation.
- Pre-market release on first 100 patients

V4c Clinical Experience

- First Phase study in 2008 (Dr. Shimizu in Japan)
  - 6 patients implanted with standard ICL in one eye and modified ICL in fellow eye.
    - Iridotomies created in eyes receiving standard ICL.
    - No iridotomies in eyes with V4c.
- Second Phase study in 2010 (Dr. Shimizu)
  - 19 patients – repeated same protocol
  - Dr. Shimizu has continued to use

Post Op Uncorrected Visual Acuity


0.20
0.10
0.00
-0.10
-0.20
-0.30
Hole
normal
-0.12
-0.16
-0.16
-0.16
-0.16
-0.15
1D
1W
1M


Contrast Sensitivity
V4C
(Same)
Control
pre
1M
1.78
1.75
1.96
1.94
2.15
1.94
1.76
1.60
1.38
1.17
1.73
1.73
1.98
1.90
2.04
1.93
1.71
1.50
1.34
1.02
0.18 0.48 0.78 1.08 1.26
Log spatial frequency(cycle/degree)

Operation time in Minutes

32% less time to perform



20.00
15.00
10.00
5.00
0.00
8.25
12.19
V4C
Control

Intraocular Pressure (IOP)

No difference in clinical results w/o hole


(mmHg)
30.0
20.0
10.0
0.0
Hole
normal
13.3
19.3
11.4
13.6
13.7
13.1
19.1
11.2
13.5
12.8
pre
2h
1D
1W
1M

Summarize Clinical Data From Dr. Shimizu

- Clinical data reflects no difference in key visual measures:
  - Post Op Uncorrected Visual Acuity
  - Post Op Best Corrected Visual Acuity
  - Predictability of Outcomes
  - Stability of Refraction
  - Contrast Sensitivity
  - Flare
  - Intraocular Pressures (IOP)

STAAR SURGICAL

STAAR Proprietary Position

- Two patents with claims related to a central hole in ICL to provide fluid flow
- U.S. Patent 5,480,428 (April 2014)
  - Specific function of the hole to eliminate need for iridotomies.
- U.S. Patent 5,913,898 (October 2014)
- Pursuing potentially additional opportunities to protect our position through new patents

STAAR SURGICAL

What we think the V4c means

- Will improve the safety profile for the ICL
- Increase the efficiency for the physician and staff
- Reduce the discomfort for the patient and make it more convenient
- May encourage existing customers to use the ICL in lower diopter ranges
- Should enhance the positive message or reference from patients with the ICL

Visian ICL DTC Testing

- Movie Theater: STAAR Campaign, started March 18th
  - Pre-movie ads, shown before all movies for 4 weeks
  - 3 multiscreen theaters, LA, Phoenix, Houston
  - In-lobby promotions – consumer leaflets – surgeon and/or visianinfo
  - www.SeeGreatNow.com
- Cable TV: Co-op Campaign
  - Dr. Paul Dougherty – Santa Barbara
  - 4 month campaign - $50,000 media spend by customer
- Network TV Co-op Campaign
  - Account reviewing new creative before agreeing to participate

STAAR SURGICAL

Direct to Consumer Testing

Cinema Program

Location	Ad / Focus	Practices	% 2010 ICL Volume
Century City, LA	Clark Kent / Glasses	Dougherty, Boxer Wachler, Maloney	4%
Phoenix	Best Day Ever / Contacts	BDPEC, SW Eye, Brems, Schwartz, Walman	5%
Houston	Marco Polo / Contacts	Wade, Slade	1%

Exposure: 313,000 movie goers over 4 weeks

STAAR SURGICAL

Movie Theater Testing



Cinema Screen
Commercial directing viewer to "SeeGreatNow" website or to Counter Card

Cinema Lobby
Counter Card with consumer leaflets
Television monitors running the ads


The new and better alternative to LASIK.
Visian ICL
SAVE $1000

Website
SeeGreatNow.com



Register
Which city
Which commercial
Name, email, ZIP.

ICL Surgeon
Pre-selected and local to area

Learn More
Visianinfo.com

Print Coupon
Patient specific – name on coupon

STAAR SURGICAL

First Week Results

- Google Analytics Reports daily
- First week results
  - 125 visitors to the website
    - 75 direct to the website
    - 25 redirected from Facebook
    - 25 redirected from other websites
    - 83% from the U.S.
- Test, evaluate, improve phase

처음부터 프리미엄 시력교정 솔루션


I'm
Dr. ICL

ICL • TICL SALES & MARKETING

2011 KOREA

STAAR SURGICAL

New Advertising Copy

Why is the ICL expensive than Laser refractive surgery?


안내삽입렌즈
왜 ICL은
라식,라섹보다 비쌀까요?
안정적인 시력유지를 위해
맞춤특수렌즈를
사용하기때문입니다
처음부터 프리미엄 시력교정 솔루션-ICL

STAAR SURGICAL



New Advertisement 2011

Bus Side Ad



왜 ICL은
라식,라섹보다
비쌀까요?
472

- **Advertisements on the side of buses**
- **100 buses throughout downtown area in Seoul**

New Advertisement 2011

QR Code - Mobile webpage


안내삽입렌즈
왜 ICL은
라식,라섹보다
비쌀까요?
ICL


ICL


안내삽입렌즈
왜 ICL은
라식,라섹보다 비쌀까요?
ICL





New Advertisement 2011

Continuity

Commercials in Movie Theater

In College Lecture





Why is the ICL **expensive** than Laser refractive surgery?





Why is the ICL **much more stable** in vision compared to the laser refractive surgeries?



Why can be the ICL surgery performed by a **qualified eye surgeon**?



Dr. ICL)
It is because the stable vision is most important after surgery.



Each ICL is **custom** made to meet the needs of each **individual** eye




처음부터,
ICL!

Subtitle :
Your First Choice,
For Premium Refractive Solution
ICL


ICL

STAAR SURGICAL



Distribution Map of East and West Japan Sales Department



- East is 51% of sales in SJ.
- Tohoku area is 6.2% of sales in SJ.

STAAR Japan



- 100% of employees are safe and have been REAL CHAMPIONS
  - Some had to stay in our Tokyo facilities Friday and Saturday (earthquake on Friday)
- Orders are being taken by customer service daily
  - Up and running by Monday afternoon
- Manufacturing is fully operational (up and running on Wednesday)
  - Working on finished product radiation validation process as some European countries are asking/demanding

STAAR Japan



- Sales during week 11 and 12 have been above the levels for the first 10 weeks of the quarter
- See no impact on the quarter
- The vast majority of our sales in Japan are IOLs though we are counting on strong growth in ICL during 2011
  - Impact on refractive procedures for the year?
- Are there any additional concerns to arise?

2011 Key Metric Report Card

	Q1	Q2	Q3	Q4	2011
Double Digit Revenue Growth					
Grow ICL Sales by 25%					
Continuous Expansion of GM %, End year at 66%					
Profitable in 3 of 4 quarters and for the full year					

STAAR SURGICAL

Question and Answers

STAAR SURGICAL

(NASDAQ: STAA)

Cataract IOLs



Investor Breakfast
ASCRS
March 26, 2011

Refractive ICLs

